SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K

Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 14, 1994


CATERPILLAR INC.
(Exact name of registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)

1-768
(Commission File Number)

37-0602744
(IRS Employer I.D. No.)

100 NE Adams Street, Peoria, Illinois
(Address of principal executive offices)

61629
(Zip Code)

Registrant's telephone number, including area code:
(309) 675-1000
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Item 5.		Other Events

     On December 14, 1994, the Board of Directors of Caterpillar Inc. announced a dividend increase of 67% -- from 15 cents to 25 cents per share per quarter -- payable February 18, 1995, to holders of record January 20, 1995.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATERPILLAR INC.

By:    R. Rennie Atterbury III
       Vice President


Date:  December 14, 1994
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